Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2019
Other Commitments [Abstract]
Commercial Aerospace Industry Assets and Commitments
NOTE 4: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
        We have receivables and other financing assets with commercial aerospace industry customers totaling $11,394 million and $11,695 million at December 31, 2019 and 2018, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $3,185 million and $2,736 million, and notes and leases receivable of $308 million and $299 million, at December 31, 2019 and 2018, respectively.
Aircraft financing commitments, in the form of debt or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers.
We have also made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We have residual value and other guarantees of $333 million as of December 31, 2019. Partner share of these guarantees is $142 million. Refer to Note 17 to the Consolidated Financial Statements for additional discussion on guarantees.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms, which are included in "Other commercial aerospace commitments" in the table below. Payments made on these contractual commitments are included within other intangible assets and are to be amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December
31, 2019 were approximately $15.0 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2019:

(dollars in millions)	Committed	2020	2021	2022	2023	2024	Thereafter
Notes and leases receivable	$308	$30	$23	$14	$22	$38	$181
Commercial aerospace financing commitments	$3,937	$911	$1,119	$974	$819	$44	$70
Other commercial aerospace commitments	11,055	702	736	717	668	627	7,605
Collaboration partners' share	(5,284)	(508)	(623)	(571)	(538)	(193)	(2,851)
Total commercial commitments	$9,708	$1,105	$1,232	$1,120	$949	$478	$4,824
In connection with our 2012 agreement to acquire Rolls-Royce's ownership and collaboration interests in IAE AG, additional payments are due to Rolls-Royce contingent upon each hour flown through June 2027 by the V2500-powered aircraft in service as of the acquisition date. These flight hour payments, included in "Other commercial aerospace commitments" in the table above, are being capitalized as collaboration intangible assets.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized over-time in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as aircraft or engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both Contract assets and Contract liabilities. Additionally, we have other contracts with commercial aerospace industry customers which can result in the generation of Contract assets and Contract liabilities. Contract assets totaled $2,741 million and $2,247 million at December 31, 2019 and 2018, respectively, and are included in "Contract assets, current" and "Other assets" in the accompanying Consolidated Balance Sheet.
Allowance for doubtful accounts was $248 million and $245 million at December 31, 2019 and 2018, respectively. Reserves related to financing commitments and guarantees were $7 million and $15 million at December 31, 2019 and 2018, respectively.
In addition, in connection with the acquisition of Rockwell Collins in 2018 and Goodrich in 2012, we recorded assumed liabilities of approximately $1.02 billion and $2.2 billion, respectively related to customer contractual obligations on certain programs with terms less favorable than could be realized in market transactions as of the acquisition date. These liabilities are being liquidated in accordance with the underlying pattern of obligations, as reflected by the net cash outflows incurred on the contracts. Total consumption of the contractual obligations for the years ended December 31, 2019 and 2018 was approximately $345 million and $252 million, respectively. The balance of the contractual obligations at December 31, 2019 was $1,408 million, with future consumption expected to be as follows: $263 million in 2020, $189 million in 2021, $148 million in 2022, $118 million in 2023, $127 million in 2024 and $563 million thereafter.
We also have intangible assets associated with commercial aerospace. Refer to Note 2 for discussion of intangible assets. Refer to Note 1 for discussion of contract fulfillment costs. Refer to Note 19 for discussion of leases, including those that were disclosed as commitments prior to the adoption of ASC842.